AMENDMENT NO. 2
TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 10, 2006, by and among MARINEMAX, INC., a Delaware corporation and each of the other Borrowers set forth on Schedule I attached hereto and by the reference incorporated herein (collectively, “Borrowers”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, “KeyBank”) and as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association, individually (in such capacity, “BOA”), as collateral agent (in such capacity, the “Collateral Agent”) and as documentation agent (in such capacity, the “Documentation Agent”) and the various other financial institutions as are or may become parties hereto, including, as of the date hereof, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Delaware corporation (“GE Commercial”) and NATIONAL CITY BANK, a national banking association (“National City”) (KeyBank, BOA, GE Commercial, National City, and such other financial institutions, collectively, the “Lenders”), amending that Amended and Restated Credit and Security Agreement dated as of February 3, 2005, by and among Borrowers and Lenders as previously amended by Amendment No. 1 to Amended and Restated Credit and Security Agreement dated April 8, 2005 (collectively, the “Agreement”). Unless otherwise defined in this Amendment, all defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement. This Amendment is entered into in consideration of, and upon, the terms, conditions and agreements set forth herein.

1. Background. Borrowers and Lenders desire to amend certain provisions of the Agreement effective as of the date of this Amendment.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Changes to Definitions. The definitions of “Commitment Amount,” “Pro Rata Percentage,” and “Termination Date” as defined in Section 1.01 of the Agreement shall be amended to read as follows:

“Commitment Amount” shall mean three hundred eighty-five million dollars ($385,000,000), the maximum aggregate amount of the Commitment; provided, however, that if the Borrowers exercise their right to reduce the Commitment in part pursuant to Section 2.04 of this Agreement, then after the effective date of such partial reduction the Commitment Amount shall be the original Commitment Amount less all portions of the Commitment theretofore cancelled by the Borrowers.

“Pro Rata Percentage” shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Commitment and the denominator of which is the Commitments of all of the Lenders. Without limiting the generality of the foregoing and subject to the rights of the Lenders as set forth in Section 9.04 of this Agreement, the Pro Rata Percentages of the Lenders are as set forth in Section 2.01 of this Agreement.

“Termination Date” shall mean March 1, 2009; provided, however, that upon the Company’s request such date may be extended for two successive periods of one year each with the prior written consent of all of the Lenders for each such annual extension.

(b) Change to Section 2.01(b) Regarding Lenders and Pro Rata Percentages. Section 2.01(b) of the Agreement is hereby amended to read in its entirety as follows:

(b) Lenders and Pro Rata Percentages. Until such time as additional or replacement Lenders are added in the manner contemplated by Section 9.05 or Section 9.06 of this Agreement, the respective initial Pro Rata Percentages of the initial Lenders in the Commitment shall be as follows:

Lender	Pro Rata Percentage
KeyBank	25.974%
BOA	35.065%
GE Commercial	23.377%
National City	15.584%

TOTAL	100.000%

Each Lender shall have the right to participate a portion of its Pro Rata Percentage of the Advances and the Commitment and to assign their Pro Rata Percentage in the Advances and the Commitment in the manner permitted by Section 9.04 of this Agreement.

(c) Change to Section 6.02 Regarding Operating Leases. The last sentence of Section 6.02 is hereby amended to read in its entirety as follows:

The Borrowers shall not enter into or be parties to Operating Leases (including, without limitation, leases for boat show space and equipment rental) requiring total rental payments during any fiscal year during the term of this Agreement in excess of fifteen million dollars ($15,000,000) in the aggregate.

(d) Change to Section 6.14 Regarding Capital Expenditures. Section 6.14 is hereby amended to read in its entirety as follows:

6.14. Limitations on Capital Expenditures. The Borrowers shall not without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, make:

(a) capital expenditures for leasehold improvements of more than three million dollars ($3,000,000) in any year;

(b) other capital expenditures exceeding forty-five million dollars ($45,000,000) per year for the 2006 fiscal year or twenty-seven million five hundred thousand dollars ($27,500,000) per year for any subsequent fiscal year.

(e) Change to Section 8.07(d) Regarding Compensation of Collateral Agent and Documentation Agent. Section 8.07(d) is hereby amended to read in its entirety as follows:

(d) The Borrowers will pay the Collateral Agent and the Documentation Agent annually in advance a single fee of seven thousand five hundred dollars ($7,500), with the first such annual payment to be paid at the time of execution and delivery of Amendment No. 2 to the Amended and Restated Credit and Security Agreement. The Documentation Agent shall have no further duties and shall perform no other services after execution and delivery of Amendment No. 2 to the Amended and Restated Credit and Security Agreement, so all payments subsequent to such payment made at the time of execution and delivery of Amendment No. 2 to the Amended and Restated Credit and Security Agreement shall be solely in respect of service as the Collateral Agent.

3. Effect on Agreement. Except as specifically amended and modified by this Amendment, all terms, conditions, covenants and agreements set forth in the Agreement shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

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IN WITNESS WHEREOF, this Amendment No. 2 to the Amended and Restated Credit and Security Agreement has been executed and delivered by the parties as of the day and year first above written.

“BORROWERS”

MARINEMAX, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company

By: /s/ Michael H. McLamb
Michael H. McLamb
Manager

MARINEMAX OF MINNESOTA, INC., a Minnesota corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
President

MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company

By: /s/ Michael H. McLamb
Michael H. McLamb
Manager

MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company

By: /s/ Michael H. McLamb
Michael H. McLamb
Manager

MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company

By: /s/ Michael H. McLamb
Michael H. McLamb
Manager

MARINEMAX OF CALIFORNIA, INC., a California corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Assistant Vice President

MARINEMAX OF ARIZONA, INC., an Arizona corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership

By: MarineMax New Jersey GP, Inc., its general partner

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company

By: /s/ Michael H. McLamb
Michael H. McLamb
Manager

MARINEMAX OF LAS VEGAS, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX OF OHIO, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX OF UTAH, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX TX, L.P., a Texas limited partnership

By: Dumas GP, L.L.C., its general partner

By: 11502 Dumas, Inc., its sole member

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Secretary

MARINEMAX OF GEORGIA, INC., a Georgia corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

BASSETT BOAT COMPANY, a Florida corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

BASSETT REALTY, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

C & N MARINE REALTY, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief
Financial Officer

HARRISON’S REALTY, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

HARRISON’S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

WALKER MARINA REALTY, L.L.C., a Delaware limited liability company

By: MarineMax, Inc., its sole member

By: /s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President and Chief Financial Officer

DUMAS GP, L.L.C., a Delaware limited liability company

By: 11502 Dumas, Inc., its sole member

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Secretary

MARINEMAX NEW JERSEY GP, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX NJ PARTNERS, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MMX GP, LLC, a Delaware limited liability company

By:_/s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

MMX HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

MMX INTERESTS, LLC, a Delaware limited liability company

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

MMX MEMBER, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

MMX PARTNERS, INC., a Delaware corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

MMX VENTURES, LP, a Delaware limited partnership

By: MMX GP, LLC, its general partner

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

11502 DUMAS, INC., a Nevada corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Secretary

DUMAS GP, INC., a Nevada corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Secretary

NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX SERVICES, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX U.S.A., INC., a Nevada corporation

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Secretary

DELAWARE AVLEASE, LLC, a Delaware limited liability company

By: /s/ Kurt M. Frahn
Kurt M. Frahn
Authorized Representative

MARINEMAX OF COLORADO, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company

By: /s/ Michael H. McLamb
Michael H. McLamb
Manager

BOATING GEAR CENTER, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX OF MISSOURI, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

MARINEMAX OF NEW YORK, INC., a Delaware corporation

By: /s/ Michael H. McLamb
Michael H. McLamb
Vice President

“LENDERS”

KEYBANK NATIONAL ASSOCIATION

By: /s/ Scott Saber
Name: Scott Saber
Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ John R. Burns
Name: John R. Burns
Title: Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Delaware corporation

By: /s/ Christopher C. Meals
Name: Christopher C. Meals
Title: Executive Vice President

NATIONAL CITY BANK, a national banking association

By: /s/ Peter G. Shaw
Name: Peter G. Shaw
Title: Vice President

“ADMINISTRATIVE AGENT”

KEYBANK NATIONAL ASSOCIATION

By: /s/ Scott Saber
Name: Scott Saber
Title: Vice President

“COLLATERAL AGENT” and “DOCUMENTATION AGENT”

BANK OF AMERICA, N.A.

By: /s/ John R. Burns
Name: John R. Burns
Title: Vice President

Schedule I

1.	MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company,

2.	MARINEMAX OF MINNESOTA, INC., a Minnesota corporation,

3.	MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company,

4.	MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company,

5.	MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company,

6.	MARINEMAX OF CALIFORNIA, INC., a California corporation,

7.	MARINEMAX OF ARIZONA, INC., an Arizona corporation,

8.	MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership,

9.	MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company,

10.	MARINEMAX OF LAS VEGAS, INC., a Delaware corporation,

11.	MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation,

12.	MARINEMAX OF OHIO, INC., a Delaware corporation,

13.	MARINEMAX OF UTAH, INC., a Delaware corporation,

14.	MARINEMAX TX, L.P., a Texas limited partnership,

15.	MARINEMAX OF GEORGIA, INC., a Georgia corporation,

16.	BASSETT BOAT COMPANY, a Florida corporation,

17.	BASSETT REALTY, L.L.C., a Delaware limited liability company,

18.	C & N MARINE REALTY, L.L.C., a Delaware limited liability company,

19.	GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company,

20.	HARRISON’S REALTY, L.L.C., a Delaware limited liability company,

21.	HARRISON’S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company,

22.	MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company,

23.	MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company,

24.	WALKER MARINA REALTY, L.L.C., a Delaware limited liability company,

25.	DUMAS GP, L.L.C., a Delaware limited liability company,

26.	MARINEMAX NEW JERSEY GP, INC., a Delaware corporation,

27.	MARINEMAX NJ PARTNERS, INC., a Delaware corporation,

28.	MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation,

29.	MMX GP, LLC, a Delaware limited liability company,

30.	MMX HOLDINGS, LLC, a Delaware limited liability company,

31.	MMX INTERESTS, LLC, a Delaware limited liability company,

32.	MMX MEMBER, INC., a Delaware corporation,

33.	MMX PARTNERS, INC., a Delaware corporation,

34.	MMX VENTURES, LP, a Delaware limited partnership,

35.	11502 DUMAS, INC., a Nevada corporation,

36.	DUMAS GP, INC., a Nevada corporation,

37.	NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation,

38.	MARINEMAX SERVICES, INC., a Delaware corporation,

39.	MARINEMAX U.S.A., INC., a Nevada corporation,

40.	DELAWARE AVLEASE, LLC, a Delaware limited liability company,

41.	MARINEMAX OF COLORADO, INC., a Delaware corporation,

42.	MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company, and

43.	BOATING GEAR CENTER, INC., a Delaware corporation

44.	MARINEMAX OF MISSOURI, INC., a Delaware corporation

45.	MARINEMAX OF NEW YORK, INC., a Delaware corporation